Exhibit 99.2
Johnson Controls, Inc. ("the Company") has made forward-looking statements in this document pertaining to its financial results for fiscal 2008 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements and include terms such as "outlook," "expectations," "estimates," or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels and schedules, energy prices, the ability to mitigate the impact of higher raw material costs, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, changes to domestic and foreign tax rates as well as other factors discussed in the Company's most recent Form 10-K filing (dated November 29, 2007) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company. Quarterly update FY 2008 first quarter January 18, 2008 Exhibit 99.2

Agenda Overview Steve Roell - Chairman and Chief Executive Officer Q1 business results Keith Wandell - President and Chief Operating Officer Financial review Bruce McDonald - Executive Vice President and Chief Financial Officer Q&A (conclude at noon Eastern time)

First quarter 2008 Results in-line with our expectations Sales up 16% to record $9.5 billion Some markets strong, some challenging Segment income up 25% to $374 million Income from continuing operations a record $235 million $0.39 per diluted share vs. $0.28 in Q1 2007, up 39% Thanks to our management team and our employees

Automotive experience North American production at 14.0 million (vs. 14.8 million in Oct. 2007) European production up Emerging markets strong Power solutions Replacement market demand stable globally Building efficiency International construction markets remain robust NA construction down slightly: strength in healthcare, education, government vertical markets Double-digit growth in emerging markets No residential market recovery until 2009 Commodities Increasing energy prices globally Modest increases in resin, chemicals Increasing logistics costs Increased opportunities for energy efficiency offerings Driving hybrid demand; 20+ announcements at Detroit auto show Lead volatile Business environment

Continuing our track record of success.......... Significant growth opportunities in each of our businesses Investing in innovation Customer focus; strong relationships Strength in international markets Sustainability leadership Diversification: business, geography, customer Reduces impact of short-term downturn in any single business or region Culture of continuous improvement Financial strength Sustainable, profitable growth Johnson Controls 3 Building Efficiency 75% retrofit and service 25% new construction Power Solutions 80% aftermarket presence Automotive Experience Global customer base: Two- thirds of sales to European and Asian OEMs Global diversification $1.25 EUR Series 1 NA 0.48 Europe 0.4 ROW 0.12 N. A. 48% ROW 12% Europe 40% 2008 Sales (est.)

Full-year 2008 outlook Sales growth of 10% to $38 billion 62nd consecutive record year Earnings growth of 18% to approx. $2.45 - $2.50 per share 18th consecutive record year $1.1 - $1.3 billion free cash flow No change to full-year guidance issued October 9, 2007 Key assumptions vs. October 2007 (-) North American vehicle production (-) North American residential construction Offsets Market share gains Improvements in cost base

First quarter 2008
Building Efficiency

Highlights

- Market share gains
  - Equipment: chiller shipments up double digits in North America, Asia
  - Technical services: double digit increases globally
  - Residential HVAC
- Completed HVAC equipment and service acquisitions
- New rooftop, residential HVAC equipment launched at ASHRAE

Q1 new contract highlights

- Mid Yorkshire Hospitals NHS Trust, U.K.
  - $7+million contract for two hospitals
  - Metasys®, six York® chillers
  - Displaced traditional equipment competitor
- OfficeMax®
  - $78 million, four-year global workplace solutions contract
  - 900 retail locations

	2008	2007	
Net sales	**$3.2 B**	**$2.9 B**	**+11%**

- Double-digit increases in NA systems and services, global workplace solutions
- North America residential down 21%

Segment income	**$163 M**	**$123 M**	**+33%**

- Higher volume
- Lower unitary products income
- Cost structure improvements more than offsetting investments in growth
  - SG&A, manufacturing operations

Commercial Backlog	**$4.4 B**	**+13%**

- Double-digit growth in N. America, Europe, ROW

Pipeline higher in healthcare, higher education, government vertical markets

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Johnson Controls

First quarter 2008
Power Solutions

Highlights

- Expanded VW relationship in Europe
- PowerFrame Europe roll-out continuing on-track
- Announced non-lead price increase to recover higher commodities
  - Sulfuric acid, polypropylene up 200% since summer 2007
- Hybrid batteries
  - Awarded contracts for Chery, SAIC in China
  - Nersac, France lithium production plant opened December 2007

	2008	2007	
Net sales	**$1.7 B**	**$1.1 B**	**+55%**

- Higher unit prices due to lead pass-through
  - Average LME in quarter: $3,359
  - Excluding lead impact, sales up 18%
- Higher unit shipments
  - Replacement market flat globally
  - Original equipment market share gains

	2008	2007	
Segment income	**$133 M**	**$142 M**	**-6%**

- One-time benefit ($11m) in 2007
- Lead neutral
- Hybrid investments
- Underlying business performance improved

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Johnson Controls

First quarter 2008
Automotive Experience

Highlights

- Significant new orders for riACT safety headrest system
- New electronics customers: Ford, Nissan, VW
- New orders from PSA, VW in Europe
- New and enhanced technologies well-received at Detroit auto show
- Chery joint ventures (China) on track for 2008/09 production launch
- Global cost and quality improvements while driving growth

	2008	2007	
Net sales	**$4.6 B**	**$4.2 B**	**+9%**

- North America: up 5%
  - Higher volume: GM Lambda, Toyota Tundra, Chrysler Voyager/Caravan, Ford Edge and 250/350, Honda Accord
  - Lower: GM Aztec and Grand Prix, Ford Expedition, Jeep Grand Cherokee/Commander, Nissan Pathfinder
- Europe: up 14%
  - Higher: Kia Cee'd, Fiat 500, Ford Freelander
  - Lower (discontinued): Daimler NCC, BMW Mini
- China: unconsolidated sales up 43%

	2008	2007	
Segment income	**$78 M**	**$35 M**	**+123%**

- North America profitable vs. 2007 loss
  - Volume, operational improvements, lower engineering and launch costs
- Europe: slight income decline due to higher engineering costs

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Johnson Controls

First quarter 2008 Financial highlights FX - Euro to U.S. Dollar average exchange rate at $1.45 vs $1.29 Sales - Excluding impact of FX, sales growth of 10% SG&A - Growth initiatives in Building Efficiency; New programs in Automotive Europe and Asia; FX impact of 4% Equity income - U.S. Air impact due to JV purchase accounting and depressed residential market; hybrid development costs; development cost in NA JV (in millions) 2008 2007 % Change Sales Gross profit SG&A expenses Equity income Segment income $9,484 $8,210 16% 1,307 1,074 22% (950) (803) 18% 17 29 - 41% $374 $300 + 25% 13.8% 13.1% +70 bp 3.9% 3.7% +20 bp

First quarter 2008 Financial highlights Financing charges - Lower debt to total capitalization offset by FX impact on interest expense associated with Euro and Yen denominated debt components Minority interests - Lower reflecting lower earnings in certain international operations Earnings per share - 39% increase Earnings per share reflect the 3-for-1 stock split effective October 2, 2007 (in millions except per share data) 2008 2007 Segment income Financing charges - net Income before taxes/minority interests Income tax provision Minority interests in net earnings of subsidiaries Income from continuing operations Earnings per share from continuing operations $374 $300 (69) (69) 305 231 64 53 6 10 $235 $168 $0.39 $0.28

Second quarter 2008 outlook Diluted earnings per share of $0.46 - $0.48 vs. $0.44 in 2007 second quarter including one-time tax benefits Excluding 2007 one-time benefits, Q2 2008 diluted EPS from continuing operations increase 24 - 30% Continued global growth in Building Efficiency Sustained profitability in Automotive North America Continued benefit of operational improvements in Power Solutions